Exhibit 10.5.5

A320F

Amendment No 5

between

AIRBUS INDUSTRIE

and

ATLANTIC AIRCRAFT

HOLDING LIMITED

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

AMENDMENT No. 5

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AND

AIRBUS INDUSTRIE

AI/CC-C NO 337.0002/01

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - AMDT 5-02/01

1/7

AMENDMENT NO 5

This Amendment No 5 to the A320 Family Purchase Agreement signed on the 19th day of March 1998 is made on the [ILLEGIBLE] day of February 2001

BETWEEN

AIRBUS INDUSTRIE, having its principal office at:

1 Rond-Point Maurice Bellante

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

c/o the Winterbothan Trust Co Ltd.

7 Bolam House

8 King and George Streets

NASSAU

BAHAMAS

(hereinafter referred to as the “Buyer”) of the other part.

A320 Family - TAI - AMDT 5-02/01

2/7

WHEREAS

A -	The Seller is a “Groupement d’lnteret Economique” created and existing under French Law and established under Ordonnance No 67-821 dated September 23, 1967 of the Republic of FRANCE.

B -	The Members of the Seller are:

(1)	EADS Airbus S.A.,
whose principal office is at:
37, Boulevard Montmorency
75016 PARIS
FRANCE,

(2)	EADS Airbus GmbH,
whose principal office is at:
Kreetslag 10
Postfach 95 01 09
21111-HAMBURG
FEDERAL REPUBLIC OF GERMANY,

(3)	CONSTRUCCIONES AERONAUT ICAS S.A.,
whose principal office is at:
Avenida deAragon, 404
28022 MADRID
SPAIN

and

(4)	AIRBUS UK LTO,
whose principal office is at:
Warwick House
P.O. Box 87
Farnborough Aerospace Centre
Farnborough
Hants GU14 6YU
GREAT BRITAIN.

C -	Each of the Members of the Seller is (after service on the Seller by “huissier”, of notice to perform) jointly and severally liable with the other Members (but not with the Seller) for all due and unperformed liabilities and obligations of the Seller (subject to any defences which may be available to the Seller or to that Member personally or to all the Members together).

D -	The Buyer and the Seller have signed an A320 Family Purchase Agreement (the “A320 Family Purchase Agreement” or “Purchase Agreement”) dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - AMDT 5-02/01

3/7

E -	The Buyer and the Seller have signed [ILLEGIBLE] Amendment No 1 to the Purchase Agreement dated September 9th, 1998 covering the [*] Firm A319-100 Aircraft (on December 1999 and January 2000).

F -	The Buyer and the Seller have signed [ILLEGIBLE] Amendment No 2 to the Purchase Agreement dated 28th December, 1999 covering:

(i)	the [*] of three (3) [*] A320-200 Aircraft [*] and the [*] A320-200 Aircraft, and

(ii)	the A320-200 Aircraft with [*]

(iii)	Firm A320-200 Aircraft.

G -	[*] Simultaneously, the Buyer and the Seller have signed an Amendment No 3 to the Purchase Agreement dated December 29th, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the [ILLEGIBLE] Agreement.

The Buyer and the Seller have signed an Amendment No 4 to the Purchase Agreement dated 15th February, 2000 covering:

(i)	the [*] A320-200 Aircraft into [*] and its [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A319-100 Aircraft.

H -	The Buyer has notified the Seller on 3rd April, 2000 of its decision to:

(i)	the A320-200 Aircraft into firm order ([*] becoming Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft ([*] Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31 [*]).

I -	In addition, the Buyer has notified the Seller on 23rd of July, 2000 of its decision to:

(i)	the [*] A320-200 Aircraft into

[*][*] No 11 Firm No 43) and the

[*] A320-200 Aircraft (No 46), and

(ii)	the [*] A320-200 Aircraft

([*] Firm No 44) with [*] Firm A319-100

Aircraft (Firm No 32 [*]).

A320 Family - TAI - AMDT 5-02/01

4/7

J -	Now the Buyer and the Seller have agreed to enter In to the Amendment No 5 to the Purchase Agreement and, pursuant to modify certain Aircraft delivery dates as hereafter described

NOWTHEREFORE IT IS AGREED AS FOLLOWS:

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - AMDT 5-02/01

5/7

1.	SCOPE

The scope of this Amendment No 5 to the Purchase Agreement is to amend certain provisions of the Purchase Agreement in order to reflect the decision of the Buyer and the Seller to modify certain Aircraft delivery dates.

Sub-Clause 9.1of the Agreement is hereby deleted its [ILLEGIBLE] and replaced by the following:

9.1	Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shalf have the Aircraft ready for delivery at the Aircraft final ·assembly line in the following months:

	Delivery Date	Aircraft Type
- Aircraft No 1	August 1999	A319-100
- Aircraft No 2	November 1999	A319-100
- Aircraft No 3	December 1999	A319-100
- Aircraft No 4	January 2000	A319-100
- Aircraft No 5	November 2000	A320-200
- Aircraft No 6	November 2000	A320-200
- Aircraft No 7	September 2000	A320-200
- Aircraft No 8	December 2000	A320-200
- Aircraft No 9	January 2001	A320-200
- Aircraft No 10	February 2001	A320-200
- Aircraft No 11	July 2001	A320-200
- Aircraft No 12	November 2001	A319-100
- Aircraft No 13	December 2001	A319-100
- Aircraft No 14	December 2001	A320-200
- Aircraft No 15	March 2002	A319-100
- Aircraft No 16	June 2002	A319-100
- Aircraft No 17	July 2002	A320-200
- Aircraft No 18	August 2002	A319-100
- Aircraft No 19	September 2002	A319-100
- Aircraft No 20	November 2002	A319-100
- Aircraft No 21	December 2002	A319-100
- Aircraft No 22	February 2003	A319-100
- Aircraft No 23	February 2003	A320-200
- Aircraft No 24	March 2003	A320-200
- Aircraft No 25	June 2003	A319-100
- Aircraft No 26	July 2003	A319-100
- Aircraft No 33	June 2001	A320-200
- Aircraft No 34	June 2001	A320-200
- Aircraft No 35	July 2001	A320-200
- Aircraft No 36	August 2002	A320-200
- Aircraft No 37	September 2002	A320-200
- Aircraft No 38	December 2002	A320-200
- Aircraft No 39	November 2001	A320-200
- Aircraft No 40	December 2001	A320-200
- Aircraft No 41	February 2002	A320-200
- Aircraft No 42	March 2002	A320-200
- Aircraft No 43	May 2002	A320-200
- Aircraft No 44	June 2002	A320-200

A320 Family - TAI - AMDT 5-02/01

6/7

2.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the A320-200 Family Purchase Agreement including its Exhibits and Letter. Agreements (and in particular the Letter Agreement No 1 [*]) shall apply to this Amendment Nos except as excluded in this Amendment No S.

8	In case of any inconsistency between this Amendment No S and the A320

9	Family Purchase Agreement , this Amendment No S shall prevail. Except as expressly amended by this Amendment No S, the A320 Family Purchase Agreement as amended to date, remains in full force and effect as amended by this Amendment No S.

This Amendment No S and its Letter Agreement No 1 and appendix together with the Purchase Agreement, its Exhibits and Letter Agreements contain the entire agreement between the parties and supersede any previous understandings, commitments and/or representations whatsoever oral and written.

This Amendment No S is executed in two original English [ILLEGIBLE] and shall [ILLEGIBLE] not be varied or modified except by an instrument in writing executed by both parties or by their duly authorized representatives.

IN WITNESS WHEREOF, this Amendment [ILLEGIBLE] entered into the day and year first above written.

For on behalf of,		For and on behalf of,

ATLANTIC AIRCRAFT HOLDING LIMITED		AIRBUS INDUSTRIE

/s/ Ana I. Lacayo de Montenegro		/s/ Francis Robillard

By	Ana I. Lacayo de Montenegro	By	Francis Robillard

Its	Attorney-in-fact	Its	Regional Director Contracts

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - AMDT 5-02/01

7/7

LETTER AGREEMENT NO 1 TO AMENDMENT NO 5 [*]

ATLANTIC AIRCRAFT HOLDING LIMITED

c/o The Winterbotham Trust Company Limited

Bolam House

King and George Streets

NASSAU

BAHAMAS

SUBJECT: [*] AIRCRAFT DELIVERY DATES

Gentlemen,

ATLANTIC AIRCRAFT HOLDING LIMITED (the “Buyer”) and AIRBUS INDUSTRIE (the “Seller”) have entered into the A320 Family Purchase Agreement which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement No 1 to the Amendment No 5, upon execution thereof, shall constitute an integral, non severable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specially amended pursuant to this Letter Agreement.

A320 Family - TAI - AMDT 5-02/01

LA1 - 1/3

LETTER AGREEMENT NO 1 TO AMENDMENT NO 5

The scope of this Letter Agreement No 1 to Amendment No 5 is to amend certain provisions of Letter Agreement No 1 to Amendment No 4 of the A320 Family Purchase Agreement in order to reflect the decision of the Buyer and the Seller to modify certain [*] Aircraft delivery             agreed herein.

Clause 4 of Letter Agreement No 1 to Amendment No 4 of the A320 Family Purchase Agreement is hereby cancelled in its [ILLEGIBLE] and replaced by the following:

4.	DELIVERY OF [*] AIRCRAFT

In the event the related [*] Aircraft is exercised in accordance with the conditions set forth in Paragraph 1.2 hereabove, the [*] Aircraft will be ready for delivery at the following dates

[*] Aircraft No	Delivery Date	Type
- Aircraft No 13	August 2002	A320-200
- Aircraft No 14	March 2003	A319-100
- Aircraft No 15	June 2003	A319-100
- Aircraft No 16	July 2003	A319-100
- Aircraft No 17	December 2003	A319-100
- Aircraft No 18	December 2003	A320-200
- Aircraft No 19	August 2003	A319-100
- Aircraft No 20	February 2004	A319-100
- Aircraft No 21	March 2004	A319-100
- Aircraft No 22	June 2004	A319-100
- Aircraft No 23	July 2004	A319-100
- Aircraft No 24	August 2004	A319-100
- Aircraft No 25	November 2004	A319-100
- Aircraft No 26	March 2005	A319-100
- Aircraft No 27	May 2005	A319-100
- Aircraft No 28	June 2005	A319-100
- Aircraft No 29	June 2005	A319-100
- Aircraft No 30	August 2005	A319-100
- Aircraft No 31	November 2005	A319-100
- Aircraft No 32	December 2005	A319-100
- Aircraft No 36 [*]	March 2006	A320-200
- Aircraft No 37 [*]	July 2006	A320-200
- Aircraft No 38 [*]	October 2006	A320-200
- Aircraft No 39 [*]	November 2003	A319-100
- Aircraft No 40 [*]	March 2004	A319-100
- Aircraft No 41 [*]	May 2004	A319-100
- Aircraft No 42 [*]	December 2006	A320-200
- Aircraft No 43 [*]	June 2004	A319-100
- Aircraft No 44	January 2007	A320-200
- Aircraft No 45	November 2004	A319-100
- Aircraft No 46	March 2007	A320-200
- Aircraft No 47	December 2004	A319-100

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - AMDT 5-02/01

LA1 - 2/3

LETTER A GREEMENT NO 1 TO AMENDMENT NO 5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement No 1 to the Amendment No 5 to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED			AIRBUS INDUSTRIE

/s/ Ana I. Lacayo de Montenegro			/s/ Francis Robillard

By	Ana I. Lacayo de Montenegro	By	Francis Robillard

Its:	Attorney-in-fact	Its	Regional Director Contracts

Date:	[ILLEGIBLE] 2001

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - AMDT 5-02/01

LA1 - 3/3